UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 30, 2007

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Finish Line Inc. Non-Qualified Deferred Compensation Plan 2008
On November 30, 2007, The Finish Line, Inc. (“Company”) adopted The Finish Line, Inc. Non-Qualified Deferred Compensation Plan 2008 (the “2008 NQDC Plan”), to be effective January 1, 2008. The 2008 NQDC Plan is a non-qualified deferred compensation plan under which certain officers and key employees of the Company and its affiliates may elect to defer a specified percentage of their future compensation, on a pre-tax basis. The 2008 NQDC Plan is intended to comply with the provisions of Section 409(A) of the Internal Revenue Code applicable to deferred compensation arrangements. The 2008 NQDC Plan directs the Company to make “matching contributions” equal to a certain percentage on behalf of eligible participants. The deferred compensation is credited with earnings, gains and losses in accordance with investment crediting options as established by the Company from time to time. Compensation deferred under the 2008 NQDC Plan is payable in cash at certain future dates specified by eligible participants in accordance with the terms of the 2008 NQDC Plan, or upon the occurrence of certain events such as death, separation from service, change in control, or as otherwise contemplated in the 2008 NQDC Plan.  Amounts deferred under the 2008 NQDC Plan are generally payable in a lump sum or in installments, as elected by an eligible participant, and are paid out of the Company’s general assets which will remain subject to the claims of the Company’s general creditors. The Company may finance its obligations under the 2008 NQDC Plan by acquiring assets through a trust, the assets of which will remain subject to the claims of the Company’s general creditors. The Company may amend or terminate the 2008 NQDC Plan at any time except that no such action may reduce the amounts credited to a participant’s account unless required to comply with applicable laws.

The foregoing description of the 2008 NQDC Plan is qualified in its entirety by reference to the full text of the plan document, which is filed as Exhibit 10.1 and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	The Finish Line, Inc. Non-Qualified Deferred Compensation Plan 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: December 4, 2007	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice President-Chief Financial Officer and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	The Finish Line, Inc. Non-Qualified Deferred Compensation Plan 2008

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